Long-term investments	12 Months Ended
Dec. 31, 2024
Long-term investments
Long-term investments

11. Long-term investments

	As of
	December 31,
	2023	2024
	RMB	RMB
Invenments accounted for under equity method	6,438	9,742
Invenments measured at alternative method	1,493	48,526
Total	7,931	58,268

The long-term investments were included in “Other non-curent assets” as presented on the Group’s consolidated balance sheets.

As of December 31, 2023 and 2024, the Group’s long-term investments consist of investments accounted for under equity method and investments measured at alternative method as below.

In 2018, the Group invested in preferred shares of Firestorm Holdings Limited (“Firestorm”) with a consideration of cash in US$2,137. Firestorm operates an open platform in Indonesia for discovery and recommendation of financial products. In 2022, the financial performance of Firestorm significantly deteriorated, which was mainly attributable to the COVID-19 impact. As such, the Group performed quantitative impairment test for this long-term investment and recognized a whole impairment of Firestorm for US$2,137 (RMB14,751). In January 2024, the Company, together with all other shareholders of Firestorm, entered into an investment termination agreement with Firestorm, according to which the Company’s investment into Firestorm was terminated and Firestorm would pay the Company US$0.8 million as compensation for such termination. The compensation was fully paid to the Company in January 2024. The investment had been fully impaired by the Company in the year 2022, and therefore, the termination led to an investment gain of US$0.8 million in 2024.

In 2021, the Group invested in preferred shares of Infinlinx Technology Limited (“Infinlinx”) with a consideration in cash of RMB5,000. Infinlinx is a customer service provider in Indonesia. The Group applies the equity method of accounting to account for this equity investment. The Group recognized an investment gain from equity pick up of RMB190, RMB217 and RMB233 in this investment for the years ended December 31, 2022, 2023 and 2024, respectively, and the balance of the investment was RMB5,407 and RMB5,640 as of December 31, 2023 and 2024, respectively.

In 2024, the Group invested in preferred shares of Powerup Technology Inc., (“Powerup”) with a consideration in cash of US$1.0 million (RMB7.2 million). PowerUp, which is a holding company incorporated in US, operates a neobank in Mexico known as Stori. The Group recognized and measured the investment using an alternative cost-based method in accordance with ASC 321.

In 2024, the Group entered into several limited partnership agreements issued and managed by dedicated general partners with total cash consideration of US$4.7 million (RMB33.4 million). The purpose of these limited patnerships is to allocate investments into emerging Web3 and AI technology companies that align with the Group’s strategic initiatives. The Group recognized and measured these investments using an alternative cost-based method in accordance with ASC 321.